SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2012

HASCO MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Florida	333-58326	65-0924471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1416 West I-65 Service Road S., Mobile, AL  36693

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (251) 633-4133

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On March 1, 2012 Hasco Medical, Inc., a Florida corporation (referred to herein as “HASCO”, “we”, “us”, “our” and “the company”) completed the acquisition of all of the outstanding capital stock of Ride-Away Handicap Equipment Corp., a closely-held New Hampshire corporation (Ride-Away).  Pursuant to the terms and conditions of the Stock Purchase Agreement, HASCO paid the sole selling shareholder of Ride-Away a total consideration of $6,000,000 as follows:

1.	$500,000 in cash (approximately $297,000 at closing and $203,000 to be paid within 12 months in HASCO’s reasonable discretion, without interest)

2.

176,944,450 of authorized but unissued shares of the company’s common stock, restricted pursuant to Rule 144, valued at $2,500,000 ($0.01413 per share based on the volume-weighted average selling price of the shares for the five business days prior to the transaction); and

3.	a $3,000,000 Promissory Note bearing 5% simple interest, principle and interest payable monthly over 10 years

Starting in 1986, Ride-Away began modifying wheelchair vans for people with disabilities and quickly became a dominant leader of the vehicle modification industry. From the early stages of carpeting and paneling to full-service wheelchair van lifts and ramps, raised and lowered floor wheelchair van conversions, and full primary and secondary control modifications, Ride-Away has been a pioneer in the vehicle modification industry and continues to lead this growing and emerging market.

Today Ride-Away is one of the largest providers of wheelchair vans for people with disabilities in the United States with 11 locations from Maine to Florida.

•	Beltsville, MD	•	Norristown, PA
•	East Hartford, CT	•	North Attleboro, MA
•	Essex Junction, VT	•	Norwood, MA
•	Gray, ME	•	Richmond, VA
•	Londonderry, NH	•	Tampa, FL
•	Norfolk, VA

Within 75 days from the closing of the Agreement, we will file an amendment to this Form 8-K to include the audited annual financial statements of Ride-Away plus pro-forma financial statements showing the effects of the acquisition.

ITEM 3.02.	UNREGISTERED SALE OF EQUITY SECURITIES

As referenced above, we issued a total of 176,944,450 shares of our common stock in connection with the Stock Purchase Agreement to the sole shareholder of Ride-Away, Mr. Mark Lore.

The issuance of the securities above was effected in reliance on the exemptions for sales of securities not involving a public offering as set forth in Section 4(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASCO MEDICAL, INC.

Date: March 5, 2012	By:	/s/ Hal Compton, Jr.
Hal Compton, Jr.
Chief Executive Officer and President